Goldman Sachs Funds



--------------------------------------------------------------------------------
JAPANESE EQUITY FUND                              ANNUAL REPORT AUGUST 31, 1999
--------------------------------------------------------------------------------
[GRAPHIC APPEARS HERE]
                                                  Capital growth potential

                                                  through a diversified

                                                  portfolio  of Japanese stocks

                                                                         -------
                                                                         Goldman
                                                                         Sachs
                                                                         -------

Goldman Sachs Japanese Equity Fund


     Market Overview



     Dear Shareholder,

     During the period under review, stronger than expected economic growth and encouraging corporate earnings forecasts set the stage for a dramatic market rebound.

          . Japanese Equities Surged -- The Japanese stock market advanced strongly during the period under review, against the backdrop of improved investor sentiment. In February, the government's stance on monetary policy was relaxed further. This eased concerns about continued interest rate hikes that had dampened stock prices since late 1998. Corporate restructuring also gathered momentum as a large number of Japanese companies announced plans to strategically realign business units with a stronger focus on return on capital. Then, first quarter GDP growth numbers came in much higher than expected. This helped to strengthen the market's expectations for economic recovery, which significantly improved the supply/demand balance in the stock market, further pushing up stock prices. Additionally, corporate earnings forecasts have been encouragingly strong, beating previous estimates. Profits are expected to rise some 10%, even on smaller revenues -- indicating that restructuring benefits will enhance earnings.


          . Market Outlook: Cautiously Optimistic About Further Strong Gains -- While this year's market performance has been impressive, we believe there are reasons to take a cautious approach going forward. On the positive side, corporate restructuring and the outlook for stronger profits could help to drive the market forward. Thus far, however, the rally has been relatively narrow, as exporters and high-tech companies have seen a disproportionate share of the gain. Stock price valuations have also triggered concerns from some investors. And while individual investors have begun to take a renewed interest in the market, overseas institutions continue to be the driving force behind the surge. Finally, the yen rose sharply toward the end of the reporting period. This could hurt exporters, as it makes Japanese products more expensive overseas.

          . Special Note: Reporting Period Change -- The fiscal year-end of your Fund has been changed to August 31. Previously, your Fund had a January 31 fiscal year-end. This will serve as the Fund's annual report. This change does not affect your Fund's investment objective or strategy in any way.

               We encourage you to maintain your long term investment program and we look forward to serving your investment needs in the years to come.

               Sincerely,


               /s/David B. Ford                          /s/John P. McNulty
               David B. Ford                             John P. McNulty
               Co-Head, Goldman Sachs                    Co-Head, Goldman Sachs
               Asset Management                          Asset Management

               September 3, 1999



-----------------------

 .    NOT FDIC INSURED

 .    May Lose Value

 .    No Bank Guarantee

-----------------------

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

Fund Basics
as of August 31, 1999


                            Assets Under Management


                                 $64.8 Million


                              Number of Holdings


                                      67


                                NASDAQ Symbols


                                Class A Shares


                                     GSJAX


                                Class B Shares


                                     GSJBX


                                Class C Shares


                                     GSJCX


                             Institutional Shares


                                     GSJIX


                                Service Shares


                                     GSJSX

--------------------------------------------------------------------------------
   PERFORMANCE REVIEW
--------------------------------------------------------------------------------
                                            Fund Total Return           TOPIX
   January 31, 1999-August 31, 1999       (without sales charge)/1/     (USD)/2/
--------------------------------------------------------------------------------
   Class A                                        46.84%                37.38%
   Class B                                        46.33                 37.38
   Class C                                        46.41                 37.38
   Institutional                                  47.40                 37.38
   Service                                        46.92                 37.38
--------------------------------------------------------------------------------

/1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

/2/The Tokyo Price Index (TOPIX) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the unmanaged Index.

-----------------------------------------------------------------------------------------------
   STANDARDIZED TOTAL RETURNS/3/
-----------------------------------------------------------------------------------------------
   For the period ended 6/30/99       Class A     Class B     Class C  Institutional   Service
-----------------------------------------------------------------------------------------------
   Last 6 months                      18.55%      20.00%      24.07%     25.77%        25.23%
   One Year                           32.47       34.53       38.74      41.09         40.07
   Since inception                    26.11       28.50       31.94      33.15         32.21
   (5/1/98)
-----------------------------------------------------------------------------------------------

/3/The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
   TOP 10 HOLDINGS AS OF 8/31/99
--------------------------------------------------------------------------------
   Holding                            % of Total Net Assets  Line of Business
--------------------------------------------------------------------------------
   Nippon Telephone & Telegraph Corp.          3.4%          Telecommunications
   NTT Mobile Communications Network, Inc.     3.2           Telecommunications
   Fujitsu Ltd.                                2.3           Computer Hardware
   Mitsui Mining & Smelting                    2.3           Mining
   Bank of Tokyo-Mitsubishi                    2.3           Banking
   Takefuji Corp.                              2.2           Financial Services
   Ricoh Co. Ltd.                              2.2           Computer Hardware
   Yamanouchi Pharmaceutical                   2.1           Drugs
   Nintendo Co. Ltd.                           2.1           Entertainment
   TDK Corp.                                   2.1           Computer Hardware
--------------------------------------------------------------------------------

   The top 10 holdings may not be representative of the Fund's future investments.

   Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

Goldman sachs Japanese Equity Fund


     Performance Overview



     Dear Shareholder,

     We are pleased to report on the performance of the Goldman Sachs Japanese Equity Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.


               Performance Review

               Over the seven-month period ended August 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 46.84%, 46.33%, 46.41%, 47.40%, and 46.92%, respectively. These figures compare favorably to the 37.38% cumulative total return of the Fund's benchmark, the Tokyo Price Index (TOPIX).

               The portfolio's outperformance was primarily due to successful stock selection. In particular, a number of the Fund's holdings of undervalued, medium-size stocks performed quite strongly. This occurred as their relatively solid fundamentals were substantiated as their earnings met or exceeded expectations.

               Sector Allocation

               As of August 31, 1999, the Fund held large positions in Services, Industrial Machinery, and Electronic Parts. It is important to note that the Fund's sector weightings are the result of our bottom-up stock selection process, rather than sector-based decisions.

               Portfolio Highlights

          . NTT Mobile Comm. -- NTT Mobile Comm. is a dominant player in Japan's fast growing cellular market. The company listed on the exchange in October 1998, as part of the government's attempt to deregulate the industry. The company's earnings before depreciation costs are expected to double over the next seven years, at a much faster pace than most domestic companies. In addition, its share price appreciated substantially during the reporting period, outperforming the overall market.

          . Takefuji -- Takefuji is a leading consumer loan company in Japan. The company boasts the highest profitability among its peers, based on its strict control on loan credit and a strong balance sheet. These strong fundamentals helped Takefuji to substantially outperform the market during the reporting period.

                                              Goldman Sachs Japanese Equity Fund



               Outlook

               For the time being, we remain cautious on the market, given the recent rally, volatility in the yen and the concerns of equity valuations. Based on the current price levels, the market seems to have discounted much of the earnings recovery expected to materialize in late 1999. And, if the current strength in the yen persists, corporate earnings could be revised down. On a positive note, many companies are in the process of implementing restructuring plans that they announced several months back -- the benefits of which could improve earnings. Key to sustainability of market strength will be profit trends in coming years. If we become convinced of the sustainability of corporate earning growth next year onward, we may need to revise our stance.

               We appreciate your continued support and look forward to reporting on the Portfolio's progress in the future.




               Goldman Sachs Japanese Equity Team

               Tokyo
               September 3, 1999





INVESTMENT PROCESS OVERVIEW

The investment process for the Goldman Sachs Japanese Equity Fund combines both qualitative and quantitative analysis, with an emphasis on portfolio manager input.


                                Company Visits
                                --------------
                               Internal Research
                               -----------------
                              Return Expectations

                                Stock Selection

                                   Portfolio
                                 Construction

                  .   Stock & Industry Views Relative to Benchmark

                               Portfolio Review
                                  & Analysis

                  .    Performance Measurement & Attribution

                  .    BARRA

                  .    Risk Analysis

Goldman Sachs Japanese Equity Fund


       The Goldman Sachs Advantage

       Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

             Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

             What Sets Goldman Sachs Funds Apart?

                                       1
                          ---------------------------
                          Resources and Relationships
                          ---------------------------

               Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.


                                       2
                          ---------------------------
                               In-Depth Research
                          ---------------------------

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.


                                       3
                          ---------------------------
                                 Risk Management
                          ---------------------------

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


             To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Performance Summary
August 31, 1999
 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% for Class A shares and a maximum contingent deferred sales charges of 5.0% declining to 0% after six years for Class B and 1% if redeemed within twelve months for Class C and at NAV for the Institutional and Service Classes) on May 1, 1998 (commencement of operations) in the Goldman Sachs Japanese Equity Fund. For comparative purposes, the performance of the Fund's benchmark (the Tokyo Price Index ("Topix")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 Japanese Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to August 31, 1999

                             [GRAPH APPEARS HERE]

         Class A  Class B  Class C Institutional Class  Service Class     Topix
5/1/98    9,450    10,000  10,000         10,000           10,000        10,000
May-98    9,367     9,910   9,910          9,910            9,910         9,544
Jun-98    9,348     9,890   9,890          9,900            9,890         9,629
Jul-98    9,537    10,080  10,080         10,100           10,090         9,443
Aug-98    8,894     9,400   9,400          9,420            9,410         8,499
Sep-98    8,620     9,110   9,110          9,140            9,120         8,266
Oct-98    9,480    10,020  10,020         10,060           10,020         9,612
Nov-98    9,991    10,550  10,560         10,610           10,560        10,047
Dec-98   10,454    11,040  11,050         11,106           11,063        10,404
Jan-99   10,454    11,030  11,040         11,106           11,043        10,495
Feb-99   10,350    10,920  10,930         11,006           10,933        10,217
Mar-99   11,446    12,070  12,080         12,177           12,093        11,578
Apr-99   12,013    12,660  12,670         12,787           12,693        12,114
May-99   11,711    12,330  12,350         12,467           12,373        11,613
Jun-99   13,110    13,800  13,820         13,968           13,853        12,666
Jul-99   14,490    15,250  15,263         15,450           15,314        13,959
Aug-99   15,350    15,740  16,164         16,371           16,224        14,417

  Aggregate Total Return through
  August 31, 1999(a)                   Since Inception One Year Seven Months
  Class A
  Excluding sales charges                  43.72%       72.59%     46.84%
  Including sales charges                  37.79%       63.06%     38.81%
 ---------------------------------------------------------------------------
  Class B
  Excluding contingent deferred sales
  charges                                  43.05%       71.70%     46.33%
  Including contingent deferred sales
  charges                                  40.39%       66.70%     41.33%
 ---------------------------------------------------------------------------
  Class C
  Excluding contingent deferred sales
  charges                                  43.21%       71.95%     46.41%
  Including contingent deferred sales
  charges                                  43.21%       70.95%     45.41%
 ---------------------------------------------------------------------------
  Institutional Class                      44.58%       73.79%     47.40%
 ---------------------------------------------------------------------------
  Service Class                            43.61%       72.41%     46.92%
 ---------------------------------------------------------------------------

 (a) Commencement date of operations was May 1, 1998 for all share classes.

GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Investments
August 31, 1999

  Shares  Description                                                    Value
 Common Stocks - 90.3%
  Japan - 90.3%
   38,000 77 Bank Ltd. (Banks)                                      $   372,232
    4,100 Advantest Corp. (Electrical Equipment)                        556,867
    5,750 Aiful Corp. (Financial Services)                              999,748
   10,700 Aiphone Co. (Electrical Equipment)                            163,433
  161,000 Asahi Chemical Industry Co. Ltd. (Chemicals)                  861,435
  170,000 Asahi Glass Co. Ltd. (Home Products)                        1,075,959
   98,000 Bank of Tokyo-Mitsubishi (Banks)                            1,465,496
   40,000 Bridgestone Corp. (Auto)                                    1,134,129
   14,000 Canon, Inc. (Computer Hardware)                               409,750
   48,000 Chiba Bank Ltd. (Banks)                                       180,436
   51,000 Citizen Watch Co. (Specialty Retail)                          439,402
   35,000 Dai-Ichi Kangyo Bank Ltd. (Banks)                             368,455
       88 East Japan Railway Co. (Railroads)                            533,626
   19,600 Familymart Co. (Specialty Retail)                           1,007,472
   20,100 Fanuc Ltd. (Machinery)                                      1,213,335
   36,000 Fuji Bank Ltd. (Banks)                                        372,068
   34,000 Fuji Photo Film Ltd. (Leisure)                              1,243,884
   63,000 Fujitec Co. Ltd. (Construction)                               659,761
   51,000 Fujitsu Ltd. (Computer Hardware)                            1,497,325
   45,000 Hitachi Construction Machinery Co. Ltd. (Heavy
          Machinery)                                                    279,874
   25,000 Honda Motor Co. Ltd. (Auto)                                 1,006,082
   30,000 Inaba Denkisangyo (Electrical Equipment)                      507,614
   90,000 Industrial Bank of Japan Ltd. (Banks)                         917,821
    7,000 Ito En Ltd. (Food & Beverage)                                 541,638
       53 Japan Tobacco, Inc. (Tobacco)                                 736,818
   33,000 Kao Corp. (Food & Beverage)                                   938,675
    2,000 Keyence Corp. (Industrial Parts)                              454,566
   72,000 Kirin Brewery Ltd. (Alcohol)                                  875,840
   12,100 Konami Co. Ltd. (Computer Software)                         1,061,316
   10,000 Matsumotokyoshi (Specialty Retail)                            748,159
    8,800 Meitec Corp. (Business Services)                              313,898
   44,000 Minebea Co. (Electrical Equipment)                            531,211
   28,100 Ministop Co. Ltd. (Specialty Retail)                          809,576
    9,600 Misumi Corp. (Industrial Parts)                               622,527
   70,000 Mitsubishi Corp. (Wholesale)                                  583,253
  161,000 Mitsui Co. (Wholesale)                                      1,135,327
  168,000 Mitsui Marine & Fire (Insurance)                              923,474
  251,000 Mitsui Mining & Smelting (Mining)                           1,485,316
   12,000 Murata Manufacturing Co. Ltd. (Industrial Parts)              965,839
   58,000 NEC Corp. (Computer Hardware)                                 944,254
    7,900 Nintendo Co. Ltd. (Entertainment)                           1,372,845
   76,000 Nippon Mining & Metals Co. Ltd. (Mining)                      590,845
      194 Nippon Telephone & Telegraph Corp. (Telecommunications)     2,182,467
      125 NTT Mobile Communications Network, Inc.
          (Telecommunications)                                        2,071,615
   80,000 Ricoh Co. Ltd. (Computer Hardware)                          1,428,271
    7,800 Riso Kagaku Corp. (Specialty Retail)                          420,908
    4,000 Rohm Co. (Electrical Equipment)                               797,549
  123,000 Sakura Bank Ltd. (Banks)                                      652,490
   85,000 Sanwa Bank (Banks)                                          1,166,141
    8,000 Secom Co. Ltd. (Business Services)                          1,093,886

  Shares  Description                                                Value
 Common Stocks - (continued)
  Japan - (continued)
   77,000 Sharp Corp. (Electrical Equipment)                    $ 1,176,110
   30,000 Shin-Etsu Chemical Co. Ltd. (Chemicals)                 1,223,762
    3,500 SMC Corp. (Machinery)                                     534,596
  117,000 Sumitomo Bakelite (Chemicals)                           1,224,201
   50,000 Sumitomo Electric Industries (Electrical Equipment)       681,392
   21,000 Taisho Pharmaceutical Co. Ltd. (Drugs)                    885,444
   16,000 Takeda Chemical Industries Ltd. (Health)                  804,866
    9,000 Takefuji Corp. (Financial Services)                     1,449,582
   11,000 TDK Corp. (Computer Hardware)                           1,338,089
   23,000 Terumo Corp. (Medical Products)                           736,269
    5,300 Toho Co. (Specialty Retail)                               819,225
   49,000 Tokyo Electric Power (Electrical Utilities)             1,142,818
   54,000 Toppan Forms Co. Ltd. (Publishing)                      1,276,718
   31,000 Yamanouchi Pharmaceutical (Drugs)                       1,383,637
   15,300 York-Benimaru Co. Ltd. (Specialty Retail)                 597,531
       22 Yoshinoya D&C Co. Ltd. (Restaurants)                      523,163
 --------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $44,374,508)                                            $58,512,311
 --------------------------------------------------------------------------

  Principal             Interest                     Maturity
  Amount                Rate                         Date                                 Value
 Short-Term Obligation - 4.3%
  State Street Bank & Trust Euro-Time Deposit
  $2,785,000              5.50%                      09/01/1999                     $ 2,785,000
 ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $2,785,000)                                                                 $ 2,785,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $47,159,508)                                                                $61,297,311
 ----------------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

                                               As a % of
                                        total net assets
  Common Stock Industry Concentrations
  Alcohol                                           1.3%
  Auto                                              3.3
  Banks                                             8.5
  Business Services                                 2.2
  Chemicals                                         5.1
  Computer Hardware                                 8.7
  Computer Software                                 1.6
  Construction                                      1.0
  Drugs                                             3.5
  Electrical Equipment                              6.8
  Electrical Utilities                              1.8
  Entertainment                                     2.1
  Financial Services                                3.8
  Food & Beverage                                   2.3
  Health                                            1.2
  Heavy Machinery                                   0.4
  Home Products                                     1.7
  Industrial Parts                                  3.2
  Insurance                                         1.4
  Leisure                                           1.9
  Machinery                                         2.7
  Medical Products                                  1.1
  Mining                                            3.2
  Publishing                                        2.0
  Railroads                                         0.8
  Restaurants                                       0.8
  Specialty Retail                                  7.5
  Telecommunications                                6.6
  Tobacco                                           1.1
  Wholesale                                         2.7
 -------------------------------------------------------
  TOTAL COMMON STOCK                               90.3%
 -------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost $47,159,508)  $61,297,311
  Cash, at value                                                      3,468,919
  Receivables:
  Investment securities sold, at value                                  647,838
  Dividends and interest, at value                                       18,484
  Fund shares sold                                                      360,773
  Variation margin(a)                                                   578,571
  Reimbursement from investment adviser                                  65,324
  Deferred organization expenses, net                                    11,364
  Other assets                                                              587
 ------------------------------------------------------------------------------
  Total assets                                                       66,449,171
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                           1,145,071
  Fund shares repurchased                                               205,000
  Amounts owed to affiliates                                             76,394
  Forward foreign currency exchange contracts, at value                 141,914
  Accrued expenses and other liabilities, at value                       87,256
 ------------------------------------------------------------------------------
  Total liabilities                                                   1,655,635
 ------------------------------------------------------------------------------

  Net Assets:
  Paid-in capital                                                    46,431,275
  Accumulated undistributed net investment income                       270,409
  Accumulated net realized gain from investment, futures and
  foreign currency related transactions                               3,907,447
  Net unrealized gain on investments, futures and translation of
  assets and liabilities denominated in foreign currencies           14,184,405
 ------------------------------------------------------------------------------
  NET ASSETS                                                        $64,793,536
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(b)
  Class A                                                                $16.24
  Class B                                                                $16.14
  Class C                                                                $16.16
  Institutional                                                          $16.36
  Service                                                                $16.22
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                             2,111,110
  Class B                                                               261,435
  Class C                                                               221,794
  Institutional                                                       1,388,399
  Service                                                                   161
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                  3,982,899
 ------------------------------------------------------------------------------

 (a) Includes approximately $182,000 relating to initial margin requirements for futures transactions.
 (b) Maximum public offering price per share for Class A shares is $17.19 (NAV per share multiplied by 1.0582). At redemption, Class B and Class C shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                     $   107,462
  Interest                                                              27,508
 -----------------------------------------------------------------------------
  Total income                                                         134,970
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                      226,009
  Distribution and service fees(b)                                      79,638
  Registration fees                                                     61,739
  Custodian fees                                                        52,275
  Professional fees                                                     36,828
  Transfer agent fees(c)                                                29,296
  Trustee fees                                                           6,273
  Amortization of deferred organization expenses                         1,493
  Service share fees                                                         6
  Other                                                                 52,975
 -----------------------------------------------------------------------------
  Total expenses                                                       546,532
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (208,419)
 -----------------------------------------------------------------------------
  Net expenses                                                         338,113
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (203,143)
 -----------------------------------------------------------------------------
  Realized and unrealized gain on investment, futures and foreign currency related transactions:
  Net realized gain from:
  Investment transactions                                            4,007,670
  Futures transactions                                                 101,078
  Foreign currency related transactions                                221,442
  Net change in unrealized gain (loss) on:
  Investments                                                       12,189,344
  Futures                                                               20,305
  Translation of assets and liabilities denominated in foreign
  currencies                                                            33,076
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency related transactions                             16,572,915
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $16,369,772
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $19,075.
 (b) Class A, Class B and Class C had distribution and service fees of $55,407, $15,230 and $9,001, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $21,053, $2,894, $1,710, $3,638 and $1, respec-
     tively.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND
Statements of Changes in Net Assets

                                             For the
                                           Seven-Month          For the
                                          Period Ended       Period Ended
                                         August 31, 1999  January 31, 1999(a)
  From operations:
  Net investment loss                        $  (203,143)         $   (86,973)
  Net realized gain from investment,
  futures and foreign currency related
  transactions                                 4,330,190              140,585
  Net change in unrealized gain on
  investments, futures and translation
  of assets and liabilities denominated
  in foreign currencies                       12,242,725            1,941,680
 -----------------------------------------------------------------------------
  Net increase in net assets resulting
  from operations                             16,369,772            1,995,292
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  In excess of net investment income
   Class A shares                                 (1,121)                  --
   Class B shares                                     --                   --
   Class C shares                                   (715)                  --
   Institutional shares                           (1,768)              (6,204)
   Service shares                                     --                   --
 -----------------------------------------------------------------------------
  Total distributions to shareholders             (3,604)              (6,204)
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares               29,653,297           23,719,687
  Reinvestment of dividends and
  distributions                                    3,181                   --
  Cost of shares repurchased                  (2,751,373)          (4,186,512)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                     26,905,105           19,533,175
 -----------------------------------------------------------------------------
  TOTAL INCREASE                              43,271,273           21,522,263
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of period                         21,522,263                   --
 -----------------------------------------------------------------------------
  End of period                              $64,793,536          $21,522,263
 -----------------------------------------------------------------------------
  Accumulated undistributed
  (distributions in excess) of net
  investment income                          $   270,409          $   (34,385)
 -----------------------------------------------------------------------------

 (a) Commencement date of operations was May 1, 1998 for all share classes.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Japanese Equity Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on the valuation date or, if no sale occurs the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or ex-tinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Short Securities Position -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 G. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

 H. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 I. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or prorata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 J. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book / tax differences that may exist.
   At August 31, 1999, the aggregate cost of portfolio securities for federal income tax purposes is $47,261,756. Accordingly, the gross unrealized gain on investments was $14,350,960 and the gross unrealized loss on investments was $315,405 resulting in a net unrealized gain of $14,035,555.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs & Co. ("Goldman Sachs") serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services ren-dered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .01% of the average daily net assets of the Fund. Goldman Sachs has agreed to reimburse approximately $208,000 for the period ended Au-gust 31, 1999.
   The Trust, on behalf of the Fund, had adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $13,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agent services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $50,000, $19,000 and $7,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the period ended August 31, 1999, were $38,131,660 and $16,215,586, respectively.
   For the period ended August 31, 1999, Goldman Sachs earned approximately $3,000 of brokerage commissions from portfolio transactions.
   At August 31, 1999, the Fund had the following outstanding forward foreign currency exchange contracts:

                                        Value on                   Unrealized
 Open Forward Foreign Currency         Settlement    Current     ----------------
 Sale Contracts                           Date        Value      Gain     Loss
 --------------------------------------------------------------------------------
 Japanese Yen
  expiring 9/10/1999                   $  250,000   $  275,276   $ --   $ 25,276
  expiring 9/20/1999                      108,396      116,638   $ --      8,242
 --------------------------------------------------------------------------------
 TOTAL OPEN FORWARD FOREIGN CURRENCY
  SALE CONTRACTS                       $  358,396   $  391,914   $ --   $ 33,518
 --------------------------------------------------------------------------------

                                                                Realized
 Closed but Unsettled                    Purchase             -------------
 Forward Currency Contracts               Value    Sale Value Gain   Loss
 --------------------------------------------------------------------------
 Japanese Yen
  expiring 9/20/1999                    $4,002,000 $3,893,604 $ -- $108,396
 --------------------------------------------------------------------------
 TOTAL CLOSED BUT UNSETTLED FORWARD
  FOREIGN CURRENCY CONTRACTS            $4,002,000 $3,893,604 $ -- $108,396
 --------------------------------------------------------------------------

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 1999, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Payable for forward foreign currency exchange con-tracts" of $141,914 in the accompanying Statement of Assets and Liabilities.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss.
   At August 31, 1999, open futures contracts were as follows:

                  Number of
                  Contracts           Settlement             Market           Unrealized
 Type               Long                Month                Value               Gain
 ---------------------------------------------------------------------------------------
 TOPIX Index          25            September 1999         $3,357,799            $20,305
 ---------------------------------------------------------------------------------------
                                                           $3,357,799            $20,305
 ---------------------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency proposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $509,285 from accumulated net realized gain from investment and foreign currency re-lated transactions to accumulated undistributed net investment income and $2,256 from paid-in-capital to accumulated undistributed net investment in-come. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

 7. OTHER MATTERS

 As of August 31, 1999, the Goldman Sachs Group was the beneficial owner of approximately 25% of the outstanding shares of the Fund.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

 8. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                                 For the Seven-Month
                                    Period Ended        For the Period Ended
                                   August 31, 1999       January 31, 1999(a)
                                ----------------------  ----------------------
                                   Shares      Dollars     Shares      Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold                    1,490,616  $19,567,798    974,018  $ 9,912,925
 Reinvestment of dividends and
distributions                          61          921         --           --
 Shares repurchased              (138,512)  (1,823,081)  (215,073)  (2,211,327)
                                          -------------------------------------
                                1,352,165   17,745,638    758,945    7,701,598
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                      156,293    2,037,345    143,378    1,452,502
 Reinvestment of dividends and
distributions                          --           --         --           --
 Shares repurchased               (24,231)    (344,034)   (14,005)    (144,559)
                                          -------------------------------------
                                  132,062    1,693,311    129,373    1,307,943
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold                      209,165    2,748,964    197,598    2,047,960
 Reinvestment of dividends and
distributions                          44          665         --           --
 Shares repurchased               (13,133)    (201,949)  (171,880)  (1,830,626)
                                          -------------------------------------
                                  196,076    2,547,680     25,718      217,334
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                      384,318    5,299,190  1,028,740   10,304,702
 Reinvestment of dividends and
distributions                         104        1,595         --           --
 Shares repurchased               (24,763)    (382,309)        --           --
                                          -------------------------------------
                                  359,659    4,918,476  1,028,740   10,304,702
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                           --           --        161        1,598
                                          -------------------------------------
                                       --           --        161        1,598
 ------------------------------------------------------------------------------
 NET INCREASE                   2,039,962  $26,905,105  1,942,937  $19,533,175
 ------------------------------------------------------------------------------

 (a) Commencement date of operations was May 1, 1998 for all share classes.

GOLDMAN SACHS JAPANESE EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------

                            Net asset                                      In excess
                             value,      Net      Net realized   From net    of net                  Net increase
                            beginning investment and unrealized investment investment    From net    in net asset
                            of period    loss        gains        income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $11.06     $(0.06)      $5.24         $--       $--           $--          $5.18
  1999 - Class B Shares       11.03      (0.09)       5.20          --         --           --           5.11
  1999 - Class C Shares       11.04      (0.08)       5.20          --         --           --           5.12
  1999 - Institutional
  Shares                      11.10      (0.03)       5.29          --         --           --           5.26
  1999 - Service Shares       11.04      (0.06)       5.24          --         --           --           5.18

 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced May 1, 1998)     10.00      (0.06)       1.12           --         --           --          1.06
  1999 - Class B Shares
  (commenced May 1, 1998)     10.00      (0.08)       1.11           --         --           --          1.03
  1999 - Class C Shares
  (commenced May 1, 1998)     10.00      (0.09)       1.13           --         --           --          1.04
  1999 - Institutional
  Shares (commenced May 1,
  1998)                       10.00      (0.02)       1.13           --      (0.01)          --          1.10
  1999 - Service Shares
  (commenced May 1, 1998)     10.00      (0.05)       1.09           --         --           --          1.04
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

                                                                Ratios assuming no voluntary waiver
                                                                   of fees or expense limitations
                                                                -----------------------------------
                                                                    Ratio of
                                  Net assets     Ratio of        net investment      Ratio of           Ratio of
Net asset                         at end of    net expenses         loss to        expenses to     net investment loss   Portfolio
value, end           Total          period      to average        average net        average         to average net      turnover
of period          return(b)      (in 000s)     net assets           assets         net assets            assets           rate
  $16.24           46.84%(d)         $34,279       1.70%(c)         (1.17)%(c          2.62%(c          (2.09)%(c)      44.83%(d)
   16.14           46.33(d)            4,219       2.20(c)          (1.57)(c)          3.12(c)          (2.49)(c)       44.83(d)
   16.16           46.41(d)            3,584       2.20(c)          (1.81)(c)          3.12(c)          (2.73)(c)       44.83(d)
   16.36           47.40(d)           22,709       1.05(c)          (0.37)(c)          1.97(c)          (1.29)(c)       44.83(d)
   16.22           46.92(d)                3       1.55(c)          (0.74)(c)          2.47(c)          (1.66)(c)       44.83(d)

   11.06           10.60(d)            8,391       1.64(c)          (1.20)(c)          4.18(c)          (3.74)(c)       53.29(d)
   11.03           10.30(d)            1,427       2.15(c)          (1.76)(c)          4.69(c)          (4.30)(c)       53.29(d)
   11.04           10.40(d)              284       2.15(c)          (1.69)(c)          4.69(c)          (4.23)(c)       53.29(d)
   11.10           11.06(d)           11,418       1.03(c)          (0.36)(c)          3.57(c)          (2.90)(c)       53.29(d)
   11.04           10.43(d)                2       1.53(c)          (0.68)(c)          4.07(c)          (3.22)(c)       53.29(d)

----------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS JAPANESE EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Japanese Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Japanese Equity Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related statement of operations, the statements of changes in net assets and the financial high-lights for the periods presented. These financial statements and the finan-cial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Japanese Equity Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 October 8, 1999

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs Japanese Equity Fund



          An Investment Idea for the Long Term

          History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

          Goldman Sachs Japanese Equity Fund provides investors access to the benefits associated with international market diversification. The Fund seeks long-term capital appreciation through equity securities of Japanese companies.


          Target Your Needs

          The Goldman Sachs Japanese Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

          ----------------------------------------------------------------------
          Goldman Sachs Funds

          Goldman Sachs Funds offers more
          than 30 investment options for
          global diversification across
          borders, investment styles, asset
          classes and security capitalizations.


                             [GRAPHIC APPEARS HERE]


          For More Information

          To learn more about the Goldman Sachs Japanese Equity Fund and other Goldman Sachs Funds, call your investment professional today.


          * The exchange privilege is subject to termination and its terms are subject to change.

--------------------------------------------------------------------------------
Goldman Sachs Asset Management 32 OLD SLIP, 17TH Floor, New York, New York 10005
--------------------------------------------------------------------------------

TRUSTEES                           Officers
Ashok N. Bakhru, Chairman          Douglas C. Grip, President
David B. Ford                      Jesse H. Cole, Vice President
Douglas C. Grip                    James A. Fitzpatrick, Vice President
John P. McNulty                    Nancy L. Mucker, Vice President
Mary P. McPherson                  John M. Perlowski, Treasurer
Alan A. Shuch                      Adrien E. Deberghes, Jr., Assistant Treasurer
Jackson W. Smart, Jr.              Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                Michael J. Richman, Secretary
Richard P. Strubel                 Howard B. Surloff, Assistant Secretary
                                   Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds



This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund's investment in Japanese securities will be particularly subject to the risks of adverse social, political and economic events which occur in Japan or affect Japanese markets.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
October 15, 1999                                        JAPANAR / 4.25K / 10-99